As filed with the Securities and Exchange Commission on June 23, 2008.

                                                           Registration No. 333-


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Delaware                                              94-1234979
_______________________________                              ___________________
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


 400 California Street,
San Francisco, California                                               94104
_________________________                                             __________
  (Address of Principal                                               (Zip Code)
   Executive Offices)


             YEAR 2000 UNIONBANCAL CORPORATION MANAGEMENT STOCK PLAN
             _______________________________________________________
                            (Full title of the plan)


  JOHN H. MCGUCKIN, JR., ESQ.                               Copy to:
Senior Executive Vice President
      and General Counsel                             RODNEY R. PECK, ESQ.
    UNIONBANCAL CORPORATION                          Pillsbury Winthrop LLP
     400 California Street                              50 Fremont Street
    San Francisco, CA 94104                      San Francisco, California 94105
        (415) 765-2969                                   (415) 983-1000
_______________________________                  _______________________________
 (Name, address and telephone
 number, including area code,
     of agent for service)


                         CALCULATION OF REGISTRATION FEE


______________________________________________________________________________________________________________________________

     Title of                      Amount                 Proposed Maximum              Proposed                    Amount of
   Securities To                    To Be                  Offering Price           Maximum Aggregate             Registration
 Be Registered (1)               Registered                   per Share              Offering Price                    Fee
______________________________________________________________________________________________________________________________

Common Stock,
par value $1.00 per share         7,000,000                  $42.70 (2)             $298,900,000 (2)               $11,747 (3)

______________________________________________________________________________________________________________________________


(1) Pursuant to Rule 416(c) of the Securities Act of 1933, this Registration Statement covers an indeterminate amount of plan interests to be offered or sold pursuant to the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and Rule 457(h) on the basis of the average of the high and low prices as reported on the New York Stock Exchange on June 19, 2008.

(3)  Calculated pursuant to Rule 457(h) under the Securities Act of 1933.

                                _________________


     The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.
______________________________________________________________________________________________________________________________


                                EXPLANATORY NOTE


This Registration Statement on Form S-8 is filed by UnionBanCal Corporation (the "Registrant") for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement on Form S-8 of the Registrant relating to the same employee benefit plan is effective. This Registration Statement on Form S-8 relates to 7,000,000 shares of the Registrant's common stock, par value $1.00 per share (the "Common Stock"), issuable pursuant to the Year 2000 UnionBanCal Corporation Management Stock Plan (the "Plan"). Pursuant to General Instruction E of Form S-8, the contents of prior Registration Statements on Form S-8 of the Registrant relating to the Plan, 333-95497, 333-103009, 333-127382 and Post-Effective Amendment No. 1 to
333-103009 are incorporated by reference.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits

Exhibit
Number             Exhibit


4.1*      Year 2000 UnionBanCal Corporation Management Stock Plan.

5.1       Opinion regarding legality of securities to be offered.

23.1 Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

23.2      Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit
          5.1).

24.1      Power of Attorney

______________________

* Attached as Appendix A to the Registrant's Proxy Statement for its 2008 Annual Meeting of Stockholders and incorporated by reference herein.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on June 19, 2008.



                                       UNIONBANCAL CORPORATION


                                       By: /s/ DAVID I. MATSON
                                       _________________________________________
                                       David I. Matson
                                       Vice Chairman and Chief Financial Officer



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 19, 2008.

/s/ MASAAKI TANAKA               President, Chief Executive Officer and Director
_______________________________  (Principal Executive Officer)
Masaaki Tanaka


/s/ DAVID I. MATSON              Vice Chairman and Chief Financial Officer
_______________________________  (Principal Financial Officer)
David I. Matson


/s/ DAVID A. ANDERSON            Executive Vice President and Controller
_______________________________  (Principal Accounting Officer)
David A. Anderson


              *                   Director (Chairman)
_______________________________
Norimichi Kanari


              *                  Director
_______________________________
Aida M. Alvarez


                                 Director
_______________________________
David R. Andrews


              *                  Director
_______________________________
Nicholas B. Binkley


              *                  Director
_______________________________
L. Dale Crandall


              *                  Director
_______________________________
Murray H. Dashe

              *                  Director
_______________________________
Richard D. Farman


              *                  Director
_______________________________
Philip B. Flynn


               *                 Director
_______________________________
Christine Garvey


              *                  Director
_______________________________
Michael J. Gillfillan


              *                  Director
_______________________________
Mohan S. Gyani


              *                  Director
_______________________________
Ronald L. Havner Jr.


              *                  Director
_______________________________
Mary S. Metz


              *                  Director
_______________________________
Shigemitsu Miki


              *                  Director
_______________________________
J. Fernando Niebla


              *                  Director
_______________________________
Kyota Omori


              *                  Director
_______________________________
Barbara L. Rambo


              *                  Director
_______________________________
Dean A. Yoost


*By: /s/ DAVID I. MATSON         Attorney-in-fact
_______________________________
         David I. Matson

                                INDEX TO EXHIBITS


Exhibit
Number             Exhibit


4.1*      Year 2000 UnionBanCal Corporation Management Stock Plan.

5.1       Opinion regarding legality of securities to be offered.

23.1 Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

23.2      Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit
          5.1).

24.1      Power of Attorney.

______________________

* Attached as Appendix A to the Registrant's Proxy Statement for its 2008 Annual Meeting of Stockholders and incorporated by reference herein.















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